UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2005
                                                   ----------------


                       SANGUI BIOTECH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

                                    Colorado
          (State or other jurisdiction of Incorporation or organization

           000-21271                                 84-1330732
 -----------------------------------         ---------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

                Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
               (Address of principal executive offices) (Zip Code)

                              011-49-2302-915-204
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

                Section 1 - Registrant's Business and Operations

Item 1.01         Entry into Material Definitive Agreement

     On February 07, 2005 the Registrant, Sangui Biotech International, Inc., entered into a Consulting Agreement with Joachim Fleing under which Mr. Fleing would provide certain services to the Registrant including strategic investor and public relation service. In consideration for such services the Registrant issued 200,000 restricted shares of common stock at a price of $0.0875 per share. No underwriters were used. The offer and sale of the shares occurred outside the United States and the shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

     A copy of the Consulting Agreement with Mr. Fleing is furnished as Exhibit
99.1 to this report.

                   Section 3 - Securities and Trading Markets

Item 3.02         Unregistered Sale of Equity Securities

     In January and February 2005, the Registrant, Sangui Biotech International, Inc., sold 4,500,000 restricted shares of common stock at an average price of $0.06 per share, for aggregate proceeds to the Registrant of $275,000. No underwriters were used. The offer and sale of the shares occurred outside the United States and the shares were sold to six individuals who reside outside the United States, pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

                            Section 8 - Other Events

Item 8.01         Other Events

     On February 25, 2005, Sangui Biotech International, Inc. (Pink Sheets:
SGBI) issued a press release announcing that it had raised approximately $375,000 through the sale of 6,500,000 restricted shares of its common stock between November 2004 and through February 14, 2005. Sangui also announced that it issued 200,000 restricted shares in consideration of consulting services valued at $17,500.

     A copy of the press release is furnished as Exhibit 99.2 to this report.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 8.01 Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


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
                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                        Sangui Biotech International, Inc.
                                        (Registrant)


Date: February 29, 2005                 /s/ Wolfgang Barnikol
                                        ---------------------------------------
                                        By: Wolfgang Barnikol
                                        Its:  President, CEO and CFO



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
                               INDEX TO EXHIBITS

Exhibit Number                 Exhibit
-------------                  ------------------------------------------------
    99.1                       Consulting Agreement with Joachim Fleing

    99.2                       Press Release dated February 25, 2005*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.